Exhibit 99.1

Option Care Health Confirms Termination of Merger Agreement with Amedisys

Highlights Strength of Platform and Track Record of Execution and Value Creation

BANNOCKBURN, Ill., June 26, 2023 -- Option Care Health, Inc. (“Option Care Health” or the “Company”) (Nasdaq: OPCH) today announced that it has terminated its previously announced agreement to combine with Amedisys, Inc. (“Amedisys”).

As part of the mutual termination agreement, Option Care Health will receive a $106 million termination fee. Consistent with Option Care Health’s commitment to creating shareholder value, the Company will incorporate the termination fee into its established capital allocation strategy.

“While we are disappointed in this outcome, Option Care Health has a long track record of delivering value for our shareholders,” said John C. Rademacher, President and Chief Executive Officer of Option Care Health. “We take a disciplined approach to acquisitions and, as we evaluated our options, we applied this discipline to ensure we continue to create value for all of our key stakeholders.”

“Option Care Health benefits from a leading platform in home and alternate site infusion services and a proven track record of execution,” Rademacher continued. “We remain confident in our growth trajectory, which is underpinned by current industry trends and market forces as well as our strong financial position. Our team is committed to serving all our stakeholders by providing unsurpassed care and superior clinical outcomes in the home or ambulatory setting, and we will continue to identify ways to increase the value we can deliver.”

About Option Care Health

Option Care Health is the nation’s largest independent provider of home and alternate site infusion services. With over 7,500 team members including more than 4,500 clinicians, we work compassionately to elevate standards of care for patients with acute and chronic conditions in all 50 states. Through our clinical leadership, expertise and national scale, Option Care Health is reimagining the infusion care experience for patients, customers and team members. To learn more, please visit our website at OptionCareHealth.com.

Forward-Looking Statements - Safe Harbor

This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, statements regarding our capital allocation plans and strategies.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) changes in laws and regulations applicable to our business model; (ii) changes in market conditions and receptivity to our services and offerings; (iii) results of litigation; (iv) the loss of one or more key payers; (v) any adverse effect on the Company as a result of the announcement filed as an exhibit to this report or the failure of the transaction to proceed; (vi) the Company’s success in executing its business plans and strategies and managing the risks involved in the foregoing; and (vii) changes to the Company’s capital allocation plans and strategies. For a detailed discussion of the risk factors that could affect our actual results and financial condition, please refer to the risk factors identified in our SEC reports as filed with the SEC.

Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Investors:

Mike Shapiro

Chief Financial Officer

(312) 940-2538

investor.relations@optioncare.com

Media:

Arielle Rothstein / Sharon Stern / Greg Klassen

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

OPCH-media@joelefrank.com